UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 14, 2014

OUTERWALL INC.

(Exact name of registrant as specified in its charter)

Delaware	000-22555	94-3156448
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1800 – 114th Avenue SE

Bellevue, Washington 98004

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (425) 943-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2014, the Board of Directors of Outerwall Inc. (the “Company”) appointed Peter Osvaldik, currently the Company’s Interim Chief Accounting Officer, as Chief Accounting Officer of the Company, effective as of May 18, 2014.

Mr. Osvaldik, age 36, has served as our Interim Chief Accounting Officer since January 2014, after having served as Outerwall’s Corporate Controller from January 2013 to January 2014 and as Controller for the Coinstar® line of business from November 2010 through January 2013. Prior to that, he worked at PricewaterhouseCoopers LLP (an accounting firm) from 2001 to 2010, including as a Senior Manager in Audit and Business Advisory Services from 2008 to 2010. Mr. Osvaldik is a certified public accountant in the state of Washington.

Mr. Osvaldik’s offer letter (the “Offer Letter”) includes the following material terms:

•	annual base salary of $210,000;

•	target bonus opportunity of 30% of base salary for 2014, based on achievement of performance goals;

•	target long-term incentive compensation to be valued at $100,000 for 2015; and

•	fringe benefits as provided by the Company from time to time.

The foregoing description of the Offer Letter is qualified in its entirety by reference to the full text of the Offer Letter, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain statements in this Current Report on Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words indicating future events, performance, results and actions, such as “will” and “expect,” and variations of such words, and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not forward-looking. The forward-looking statements in this Current Report on Form 8-K include statements regarding management transition matters and related compensation. Forward-looking statements are not guarantees of future actions, events or performance, which may vary materially from those expressed or implied in such statements. Differences may result from, among other things, actions taken by the Company or employees, including those beyond the Company’s control. For more information on factors that may affect future performance, results or actions, please review “Risk Factors” described in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission (“SEC”), as well as other public filings with the SEC. These forward-looking statements reflect the Company’s expectations as of the date hereof. The Company undertakes no obligation to update the information provided herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Offer Letter between Outerwall Inc. and Peter Osvaldik

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUTERWALL INC.

Date: May 16, 2014	By:	/s/ Donald R. Rench
Donald R. Rench
Chief Legal Officer, General Counsel and Corporate Secretary